UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 5, 2004

Date of Report  (Date of Earliest Event Reported)

BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

157-159 Rue Anatole France, 92300 Levallois-Perret, France
(Address of principal executive offices)

(408) 953-6000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7.                         Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Earnings conference call slides

Item 12.                  Results of Operations and Financial Condition

On February 5, 2004, Business Objects S.A. (the “Company”) held a conference call regarding its results for the fourth quarter and fiscal year ended December 31, 2003. The Company is furnishing the Company's earnings conference call slides which are attached hereto as Exhibit 99.1.  The information is furnished and shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2004

BUSINESS OBJECTS S.A.

By:	/s/ James R. Tolonen
James R. Tolonen
Chief Financial Officer and Senior Group Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings conference call slides